UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

(Exact name of registrant as specified in its charter)

Delaware	001-39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue

Suite 3100

Medford, MA 02155

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 616-8188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRNA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	GRNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to Current Report on Form 8-K (this “Form 8-K/A”) updates and amends the Current Report on Form 8-K (the “Original Form 8-K”) filed on February 7, 2022 by GreenLight Biosciences Holdings, PBC (“New GreenLight”) solely to provide supplemental financial information that was not required to be included in the Original Form 8-K but that relates to financial periods that concluded before the consummation of the transactions reported in the Original Form 8-K.

The supplemental information consists of (a) the audited consolidated financial statements of GreenLight Biosciences, Inc. (“GreenLight”) as of and for the years ended December 31, 2021 and 2020 and (b) management’s discussion and analysis of the financial condition and results of operations of GreenLight as of and for the years ended December 31, 2021 and 2020.

Except as stated above or in the documents incorporated herein by reference, this Form 8-K/A does not purport to provide an update or a discussion of any developments at New GreenLight after the filing date of the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of GreenLight as of and for the years ended December 31, 2021 and 2020, the related notes thereto and the report of GreenLight’s independent registered public accounting firm are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

99.1	Audited Consolidated Financial Statements of GreenLight Biosciences, Inc. as of and for the years ended December 31, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of GreenLight Biosciences, Inc. as of and for the years ended December 31, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

By:	/s/ David Kennedy
Name:	David Kennedy
Title:	General Counsel

Date:	March 31, 2022